EXHIBIT 24.2

                           TECO ENERGY, INC.

             Transcript from Records of Board of Directors

                           January 20, 1999

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          RESOLVED,  that  the  preparation  and  filing with the
     Securities and Exchange Commission of an Annual Report on Form 10-K pursuant to the Securities Exchange Act of 1934, as amended, including any required exhibits and amendments thereto and containing the information required by such form and any additional information as the officers of the Corporation, with the advice of counsel, deem necessary, advisable or appropriate (the 10-K ), are hereby authorized a n d approved; that the Chief Executive Officer, the President and any Vice President of the Corporation be, and each of them acting singly hereby is, authorized for and in the name and on behalf of the Corporation to execute the 10-K and cause it to be filed with the Securities and Exchange Commission; and that the officers referred to above be, and each of them hereby is, authorized to execute the 10-K through or by G. L. Gillette, D. E. Schwartz or D. R. Pokross, Jr., or any of them, as duly authorized attorneys pursuant to a Power of Attorney in such form as shall be approved by the Corporation's general counsel.

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     I,  D.  E.  Schwartz,  hereby certify that I am Secretary of TECO

Energy, Inc., a Florida corporation (the "Corporation"), and set forth above  is  a  true  and correct copy of  a certain resolution from the minutes  of  the  meeting of the Board of Directors of the Corporation convened  and  held on January 20, 1999, at which meeting a quorum for the transaction of business was present and acting throughout.

     I  further  certify  that  the resolution set forth above has not been  altered,  amended  or rescinded and that the same is now in full force and effect.

     EXECUTED this 29 day of March, 1999.



                                     /s/ D. E. Schwartz
                                           Secretary
                                      TECO ENERGY, INC.




Corporate Seal